Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Community Capital Bancshares, Inc., (the "Company") on Form 10-KSB, as amended, for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert E. Lee, President and Chief Executive Officer of the Company, and David J. Baranko, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operation of the Company.

This 25th day of November, 2002.


/s/ Robert E. Lee
-------------------------------------
Robert E. Lee
President and Chief Executive Officer



/s/ David J. Baranko
-------------------------------------
David J. Baranko
Chief Financial Officer



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